Exhibit 99
                                EXHIBIT INDEX

  Exhibit No.                    Description
  -----------                    -----------

     3(a) Articles of Incorporation of the Company (Incorporated by reference to Exhibit 3(a) of the Company's
               Registration Statement No. 33-24398 on Form S-1).

     3(b) Bylaws of the Company (Incorporated by reference to Exhibit 3(b) of the Company's Registration Statement No. 33-24398 on Form S-1).

     4(a) Copy of Note Agreement dated as of August 1, 1993, providing for the issuance and sale of $25 million of 6.68% term notes ("Term Notes", incorporated by reference to Exhibit 4.1 to the Company's Report on Form 10-Q for the quarter ended September 30, 1993).

     4(b) Copy of Term Notes dated August 27, 1993 (incorporated by reference to Exhibit 4.2 to the Company's Report on Form 10-Q for the quarter ended September 30, 1993).
     4(c) Copy of First Amended Line of Credit Loan Agreement providing for the Issuance of a Line of Credit Note in the amount of $20,000,000 (incorporated by reference to Exhibit 4.(a) to the Company's Report on Form 10-Q for the quarter ended March 31, 1995.

     4(d) Copy of Line of Credit Note Under First Amended Line of Credit Loan Agreement (incorporated by reference to Exhibit (a) to the Company's Report on Form 10-Q for the quarter ended March 31, 1995).

     9(a)      Copy of Cray Family Trust (Incorporated by reference to
               Exhibit 1 of Amendment No. 1 to Schedule 13D of Cloud
               L. Cray, Jr. dated November 17, 1995).


    10(a) Summary of informal cash bonus plan (incorporated by reference to the summary contained in the Company's Proxy Statement dated September 12, 1995, which is incorporated by reference into Part III of this Form 10-K).

    10(b) Executive Stock Bonus Plan as amended June 15, 1992 (incorporated by reference to Exhibit 10(b) to the Company's Form 10-K for the year ended June 30, 1992).

    10(c) Information contained in the Midwest Grain Products, Inc.1995 Annual Report to Stockholders that is incorporated herein by reference.





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      22       Subsidiaries of the Company other than insignificant
               subsidiaries:

                                              State of Incorporation
               Subsidiary                         or Organization
               ----------                     -----------------------
    Midwest Solvents Company of Illinois, Inc.        Illinois
    Midwest Grain Pipeline, Inc.                      Kansas
    Midwest Grain Products of Illinois, Inc.          Illinois
    Midwest Purchasing Company, Inc.                  Illinois

      25 Powers of Attorney executed by all officers and directors of the Company who have signed this report on Form 10-K (incorporated by reference to the signature pages of this report).

      27 Midwest Grain Products Financial Data Schedule as at June 30, 1995 and for the year then ended.